Exhibit (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Conservative Allocation Fund’s Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Growth Allocation Fund’s (formerly DWS Multi-Asset Global Allocation Fund) Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Moderate Allocation Fund’s Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2020